UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                                    FORM 8-K



                                 CURRENT REPORT


                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934


                                January 15, 2003
                                (Date of earliest
                                 event reported)



Commission File           Name of Registrant; State of Incorporation; Address of        IRS Employer
Number                    Principal Executive Offices; and Telephone Number             Identification Number
---------------------     ----------------------------------------------------------    ------------------------
1-16169                   EXELON CORPORATION                                            23-2990190
                          (a Pennsylvania corporation)
                          10 South Dearborn Street - 37th Floor
                          P.O. Box 805379
                          Chicago, Illinois 60680-5379
                          (312) 394-7398
1-1839                    COMMONWEALTH EDISON COMPANY                                   36-0938600
                          (an Illinois corporation)
                          10 South Dearborn Street - 37th Floor
                          P.O. Box 805379
                          Chicago, Illinois 60680-5379
                          (312) 394-4321
1-1401                    PECO ENERGY COMPANY                                           23-0970240
                          (a Pennsylvania corporation)
                          P.O. Box 8699
                          2301 Market Street
                          Philadelphia, Pennsylvania 19101-8699
                          (215) 841-4000
333-85496                 EXELON GENERATION COMPANY, LLC                                23-3064219
                          (a Pennsylvania limited liability company)
                          300 Exelon Way
                          Kennett Square, Pennsylvania 19348
                          (610) 765-8200

Item 9. Regulation FD Disclosure

On January 15, 2002, John W. Rowe, Chairman and CEO, met with investors. During these meetings, Mr. Rowe confirmed:
o Exelon's earnings guidance for 2002, which was previously disclosed in an 8-K dated October 21, 2002, of $4.65 to $4.80 per share, and
o Exelon's earnings guidance for 2003, which was previously disclosed in an 8-K dated November 4, 2002, of $4.70 to $5.00 per share.

This combined Form 8-K is being filed separately by Exelon Corporation, Commonwealth Edison Company, PECO Energy Company and Exelon Generation Company, LLC (Registrants). Information contained herein relating to any individual registrant has been filed by such registrant on its own behalf. No registrant makes any representation as to information relating to any other registrant.

Except for the historical information contained herein, certain of the matters discussed in this Report are forward-looking statements that are subject to risks and uncertainties. The factors that could cause actual results to differ materially from the forward-looking statements made by a registrant include those discussed herein as well as those listed in Note 8 of Notes to Consolidated Financial Statements, those discussed in "Management's Discussion and Analysis of Financial Condition and Results of Operations--Outlook" in Exelon Corporation's 2001 Annual Report, those discussed in "Risk Factors" in PECO Energy Company's Registration Statement on Form S-3, Reg. No. 333-99361, those discussed in "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in Exelon Generation Company, LLC's Registration Statement on Form S-4, Reg. No. 333-85496, those discussed in "Risk Factors" in Commonwealth Edison Company's Registration Statement of Form S-3, Reg. No. 333-99363 and other factors discussed in filings with the Securities and Exchange Commission by the Registrants. Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this Report. None of the Registrants undertake any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this Report.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                            EXELON CORPORATION
                                            COMMONWEALTH EDISON COMPANY
                                            PECO ENERGY COMPANY
                                            EXELON GENERATION COMPANY, LLC

                                            /S/  Robert S. Shapard
                                            ------------------------------------
                                            Robert S. Shapard
                                            Executive Vice President and Chief
                                            Financial Officer
                                            Exelon Corporation


January 15, 2003